                                    Exhibit B

                                                                       EXHIBIT B

                              TROON PARTNERS, L.P.
                             CIBC Oppenheimer Tower
                     One World Financial Center, 31st Floor
                               200 Liberty Street
                            New York, New York 10281

                  OFFER TO PURCHASE $50,000,000 OF OUTSTANDING
                    PARTNERSHIP INTERESTS AT NET ASSET VALUE
                             DATED NOVEMBER 25, 1998

                 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
                       12:00 MIDNIGHT, NEW YORK CITY TIME,
          ON THURSDAY, DECEMBER 31, 1998, UNLESS THE OFFER IS EXTENDED

To the Partners of
Troon Partners, L.P.:

         Troon Partners, L.P., a closed-end, non-diversified, management investment company organized as a Delaware limited partnership (the "Partnership"), is offering to purchase for cash upon the terms and conditions set forth in this offer to purchase ("Offer to Purchase") and the related letter of transmittal ("Letter of Transmittal," which together with the Offer to Purchase constitutes the "Offer") up to $50,000,000 of interests in the Partnership or portions thereof pursuant to tenders by partners at a price equal to their unaudited net asset value as of December 31, 1998, if the Offer expires on December 31, 1998, and otherwise, their unaudited net asset value on such later date as corresponds to any extension of the Offer. (As used in this Offer, the term "Interest" or "Interests", as the context requires, shall refer to the interests in the Partnership and portions thereof representing beneficial interests in the Partnership.) This Offer is being made to all partners of the Partnership and is not conditioned upon any minimum amount of Interests being tendered, but is subject to certain conditions described below. Interests are not traded on any established trading market and are subject to strict restrictions on transferability pursuant to the Partnership's Limited Partnership Agreement dated as of December 19, 1996 (the "L.P. Agreement").

         If you desire to tender all or any portion of your Interest in the Partnership in accordance with the terms of the Offer, you should complete and sign the attached Letter of Transmittal and send or deliver it to the Partnership in the manner set forth below.

                                    IMPORTANT

         NEITHER THE PARTNERSHIP NOR ITS GENERAL PARTNERS MAKE ANY RECOMMENDATION TO ANY LIMITED PARTNER AS TO WHETHER TO TENDER OR REFRAIN FROM TENDERING INTERESTS. LIMITED PARTNERS MUST MAKE THEIR OWN DECISIONS WHETHER TO TENDER INTERESTS, AND, IF SO, THE PORTION OF THEIR INTERESTS TO TENDER.

         NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY RECOMMENDATION ON BEHALF OF THE PARTNERSHIP AS TO WHETHER LIMITED PARTNERS SHOULD TENDER INTERESTS PURSUANT TO THE OFFER. NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE OFFER OTHER THAN THOSE CONTAINED HEREIN OR IN THE LETTER OF TRANSMITTAL. IF GIVEN OR MADE, SUCH RECOMMENDATION AND SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PARTNERSHIP.

         THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTION OR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         Questions and requests for assistance and requests for additional copies of the Offer may be directed to the Partnership's service agent:

                                            PFPC Inc.
                                            P.O. Box 358
                                            Claymont, Delaware  19703
                                            Phone:  (888) 520-3280
                                            Fax:  (302) 791-2386

                                TABLE OF CONTENTS

                                                                            Page

1.   Background and Purpose of the Offer................................     4
2.   Offer to Purchase and Price........................................     4
3.   Amount of Tender...................................................     6
4.   Procedure for Tenders..............................................     6
5.   Withdrawal Rights..................................................     7
6.   Purchases and Payment..............................................     7
7.   Certain Conditions of the Offer....................................     9
8.   Certain Information About the Partnership..........................    10
9.   Certain Federal Income Tax Consequences............................    10
10.  Miscellaneous......................................................    11

Annex A  Financial Statements

         1. BACKGROUND AND PURPOSE OF THE OFFER. The purpose of the Offer is to provide liquidity to limited partners for Interests as contemplated by and in accordance with the procedures set forth in the Partnership's Confidential Memorandum dated January 1997, as supplemented (the "Confidential Memorandum"), and the L.P. Agreement. The Confidential Memorandum and the L.P. Agreement, which were provided to each partner in advance of subscribing for Interests, provide that the Individual General Partners have the discretion to determine whether the Partnership will purchase Interests from time to time from partners pursuant to written tenders. The Confidential Memorandum also states that Troon Management, L.L.C., the manager of the Partnership (the "Manager"), expects that generally it will recommend to the Individual General Partners that the Partnership purchase Interests from limited partners at the end of each year and that it intends to recommend the making of an offer to purchase Interests as of March 31, 1998. The Partnership made an offer to purchase Interests from limited partners effective March 31, 1998 pursuant to written tenders. That was the first such tender offer made by the Partnership. In light of the fact that there is no secondary trading market for Interests and transfers of Interests are prohibited without prior approval of the Partnership, the Individual General Partners have determined, after consideration of various matters, including but not limited to those set forth in the Confidential Memorandum, that the Offer is in the best interests of limited partners of the Partnership in order to provide liquidity for Interests as contemplated in the Confidential Memorandum and the L.P. Agreement. The Individual General Partners intend to consider the continued desirability of the Partnership making an offer to purchase Interests at the end of each year, but the Partnership will at no time be required to make any such offer.

         The purchase of Interests pursuant to the Offer will have the effect of increasing the proportionate interest in the Partnership of partners who do not tender Interests. Partners who retain their Interests may be subject to increased risks that may possibly result from the reduction in the Partnership's aggregate assets resulting from payment for the Interests tendered. These risks include the potential for greater volatility due to decreased diversification. However, the Partnership believes that this result is unlikely given the nature of the Partnership's assets. A reduction in the aggregate assets of the Partnership may result in partners who do not tender interests bearing higher costs to the extent that certain expenses borne by the Partnership are relatively fixed and may not decrease if assets decline.

         Interests that are tendered to the Partnership in connection with this Offer will be retired, although the Partnership may issue new Interests from time to time in transactions not involving any public offering conducted pursuant to Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended. The Partnership expects that in the future it will generally accept subscriptions for Interests as of the first day of each fiscal quarter. The Partnership currently has no other plans to offer for sale any other additional Interests, but may do so in the future.

         2. OFFER TO PURCHASE AND PRICE. The Partnership will, upon the terms and subject to the conditions of the Offer, purchase up to $50,000,000 of outstanding Interests which are properly tendered by and not withdrawn (in accordance with Section 5 below) prior to 12:00 Midnight, New York City time, on Thursday, December 31, 1998 (such time and date being hereinafter called the "Initial Expiration Date"), or such later date as corresponds to any extension of the Offer. The later of the Initial Expiration Date or the latest time and date to which the Offer is extended is hereinafter called the "Expiration Date." The Partnership reserves the right to extend, amend or cancel the Offer as described in Sections 3 and 7 below. The purchase price of an Interest tendered will be its net asset value as of the close of business on the Expiration Date, payable as set forth in Section 6. As of the close of business on October 31, 1998, the estimated unaudited net asset value of an Interest corresponding to an initial capital contribution of $150,000 on the following closing dates of the Partnership was:

                                                       Unaudited Net Asset Value
Closing Date                                              as of October 31, 1998
------------                                              ----------------------
February 27, 1997                                                       $214,581

April 1, 1997                                                           $224,154

May 1, 1997                                                             $215,265

June 1, 1997                                                            $205,912

July 1, 1997                                                            $195,714

August 1, 1997                                                          $195,149

September 1, 1997                                                       $193,064

October 1, 1997                                                         $172,364

November 1, 1997                                                        $173,325

January 1, 1998                                                         $166,750

April 1, 1998                                                           $147,446

July 1, 1998                                                            $136,340

         As of the close of business on October 31, 1998, there was approximately $175,021,229 outstanding in capital of the Partnership held in Interests (based on the unaudited net asset value of such Interests). Partners may obtain weekly current net asset value information until the expiration of the Offer, and daily net asset value information during the last five business days of the Offer, by contacting PFPC Inc. ("PFPC"), at the telephone number or address set forth on page 2 above, Monday through Friday, except holidays, during normal business hours of 9:00 a.m. to 5:00 p.m. (E.S.T.).

         3. AMOUNT OF TENDER. Subject to the limitations set forth below, limited partners may tender their entire Interest or a portion of their Interest, defined as a specific dollar value. However, a limited partner who tenders for repurchase only a portion of such limited partner's Interest, and any limited partner who tenders its entire Interest of which any portion thereof has not been outstanding for at least 12 full calendar months, shall be required to maintain a capital account balance equal to the greater of: (i) $150,000, net of the amount of the incentive allocation, if any, that would be debited from the capital account of the limited partner and credited to the capital account of the Manager on the Expiration Date if the offer were a day on which an incentive allocation was made (the "Tentative Incentive Allocation"); or (ii) the Tentative Incentive Allocation. The Offer is being made to all partners of the Partnership and is not conditioned upon any minimum amount of Interests being tendered.

         If the amount of the Interests that are properly tendered pursuant to the Offer, and not withdrawn pursuant to Section 5 below, is less than or equal to $50,000,000 (or such greater amount as the Partnership may elect to purchase pursuant to the Offer), the Partnership will, upon the terms and subject to the conditions of the Offer, purchase all of the Interests so tendered unless the Partnership elects to cancel or amend the Offer, or postpone acceptance of tenders made pursuant to the Offer, as provided in Section 7 below. If more than $50,000,000 of Interests are duly tendered to the Partnership prior to the expiration of the Offer, and not withdrawn pursuant to Section 5 below, the Partnership will, in its sole discretion either (a) accept the additional Interests permitted to be accepted pursuant to Rule 13e-4(f)(1) promulgated under the Securities Exchange Act of 1934, as amended; (b) extend the Offer, if necessary, and increase the amount of Interests that the Partnership is offering to purchase to an amount it believes sufficient to accommodate the excess Interests tendered as well as any Interests tendered during the extended Offer; or (c) accept Interests tendered prior to or on the Expiration Date for payment on a pro rata basis based on their net asset value. The Offer may be extended, amended or canceled in various other circumstances described in Section 7 below.

         The Partnership has been informed by the Manager that the Manager intends to tender a portion of the Interest held by it that was or will be acquired as a result of any incentive allocation credited to its capital account as of December 31, 1998 or as an allocation of net profits to its capital account during the fiscal year ended December 31, 1998. The Manager may tender such portion of its Interest by following the procedures for tenders set forth in Item 4, below.

         4. PROCEDURE FOR TENDERS. Limited partners wishing to tender Interests pursuant to the Offer should send or deliver a completed and executed Letter of Transmittal to PFPC, to the attention of Karen Castagna, at the address set forth on page 2 above, or fax a completed and executed Letter of Transmittal to PFPC, also to the attention of Karen Castagna, at the fax number set forth on page 2 above. The completed and executed Letter of Transmittal must be received by PFPC no later than the Expiration Date.

         The Partnership recommends that all documents be submitted to PFPC via registered mail, return receipt requested or by facsimile transmission. A Limited Partner choosing to fax to PFPC such Letter of Transmittal should also send or deliver the original completed and executed Letter of Transmittal to PFPC. Limited Partners wishing to confirm receipt of a Letter of Transmittal may contact PFPC at the address and phone numbers set forth on page 2 above. The method of delivery of any documents is at the election and complete risk of the partner tendering an Interest including, but not limited to, the failure of PFPC to receive any Letter of Transmittal or other document submitted by facsimile transmission. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tenders will be determined by the Partnership, in its sole discretion, and such determination shall be final and binding. The Partnership reserves the absolute right to reject any or all tenders determined by it not to be in appropriate form or the acceptance of or payment for which would, in the opinion of counsel for the Partnership, be unlawful. The Partnership also reserves the absolute right to waive any of the conditions of the Offer or any defect in any tender with respect to any particular Interest or any particular partner, and the Partnership's interpretations of the terms and conditions of the Offer will be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Partnership shall determine. Tenders will not be deemed to have been made until the defects or irregularities have been cured or waived. Neither the Partnership nor any General Partner of the Partnership shall be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give such notice.

         5. WITHDRAWAL RIGHTS. Any partner tendering an Interest pursuant to this Offer may withdraw such tender at any time prior to or on the Expiration Date and, if Interests are not accepted by the Partnership at the close of the Expiration Date, at any time after 40 business days after the commencement of the Offer. To be effective, any notice of withdrawal must be timely received by PFPC at the address or fax number set forth on page 2 above. Any notice of withdrawal must specify the name of the person withdrawing a tender and the amount of the Interest previously tendered which is being withdrawn. All questions as to the form and validity (including time of receipt) of notices of withdrawal will be determined by the Partnership, in its sole discretion, and such determination shall be final and binding. Interests properly withdrawn shall not thereafter be deemed to be tendered for purposes of the Offer. However, withdrawn Interests may be retendered by following the procedures described in Section 4 prior to the Expiration Date.

         6. PURCHASES AND PAYMENT. For purposes of the Offer, the Partnership will be deemed to have accepted (and thereby purchased) Interests which are tendered as, if and when it gives oral or written notice to the tendering partner of its election to purchase such Interest. As stated in Section 2 above, the purchase price of an Interest tendered by any partner will be the net asset value thereof as of the close of business on December 31, 1998, if the Offer expires on the Initial Expiration Date, and otherwise the net asset value thereof as of the close of business on such later date as corresponds to any extension of the Offer. The net asset value will be determined after all allocations to capital accounts of the partners required to be made by the L.P. Agreement have been made.

         Payment of the purchase price will consist of: (1) cash and/or marketable securities (valued in accordance with the L.P. Agreement) in an aggregate amount equal to 95% of the estimated unaudited net asset value of the Interests tendered and accepted by the

Partnership, determined as of the Expiration Date, which is expected to be 12:00 Midnight, New York City time, on Thursday, December 31, 1998, payable within ten days after the Expiration Date (the "Cash Payment") in the manner set forth below; and (2) a promissory note (the "Note") entitling the holder thereof to a contingent payment equal to the excess, if any, of (a) the net asset value of the Interests tendered and accepted by the Partnership as of the Expiration Date, determined based on the audited financial statements of the Partnership for 1998, over (b) the Cash Payment. The Note will be delivered to the tendering partner in the manner set forth below within ten days after the Expiration Date and will not be transferable. The Note will be payable in cash (in the manner set forth below) within ten days after completion of the audit of the financial statements of the Partnership for 1998. It is anticipated that the audit of the Partnership's 1998 financial statements will be completed no later than 60 days after the end of the year. Any amounts payable under the Note will include interest, if any, earned by the Partnership on an amount, deposited by the Partnership in a segregated custodial account, equal to 5 percent of the estimated unaudited net asset value of Interests tendered and accepted by the Partnership. Although the Partnership has retained the option to pay all or a portion of the purchase price by distributing marketable securities, the purchase price will be paid entirely in cash except in the unlikely event that the Partnership's Individual General Partners determine that the distribution of securities is necessary to avoid or mitigate any adverse effect of the Offer on the remaining partners of the Partnership.

         The Cash Payment will be made by wire transfer directly to the tendering partner's brokerage account with CIBC Oppenheimer Corp. ("CIBC Opco") unless, pursuant to the Letter of Transmittal, the tendering partner elects to receive the Cash Payment by check mailed first class (AT THE SOLE RISK OF THE TENDERING PARTNER) to the address set forth in the Letter of Transmittal. Partners who do not elect to have the Cash Payment mailed to them should note that Cash Payments wired directly to brokerage accounts will be subject upon withdrawal from such accounts to any fees that CIBC Opco would customarily assess upon the withdrawal of cash from such brokerage account.

         The Note will be deposited directly to the tendering partner's brokerage account with CIBC Opco unless, pursuant to the Letter of Transmittal, the tendering partner elects to have the Note delivered directly to the tendering partner at the address set forth in the Letter of Transmittal (AT THE SOLE RISK OF THE TENDERING PARTNER). Any amounts payable under the Note will be paid to the tendering partner in the same manner designated in the Letter of Transmittal for payment of the Cash Payment. Limited Partners who elect to receive the Note directly will be required to return the Note pursuant to instructions that will be provided at a later date in order to receive payment of such amounts.

         It is expected that cash payments for Interests acquired pursuant to the Offer will be derived from: (a) cash on hand; (b) the proceeds of the sale of securities and portfolio assets held by the Partnership; and (c) possibly borrowings, as describe below. The Partnership will segregate with its custodian cash or U.S. government securities or other liquid securities equal to the value of the amount estimated to be paid under any Notes, as described above. The Partnership has not determined at this time to borrow funds to purchase Interests tendered in connection with the Offer. However, depending on the dollar amount of Interests tendered and prevailing general economic and market conditions, the Partnership, in its sole discretion, may decide to fund any portion of the purchase price, subject to compliance with applicable law, from its existing margin facility established with the Partnership's prime broker, Morgan Stanley & Co. ("Morgan Stanley"). If the Partnership funds any portion of the purchase price in that manner, it will be required to deposit assets in a special custody account with Morgan Stanley Trust Company to serve as collateral for any amounts so borrowed, and if the Partnership were to fail to repay any such amounts, Morgan Stanley would be entitled to satisfy the Partnership's obligations from the collateral deposited in the special custody account. The Partnership expects that the repayment of any amounts borrowed from Morgan Stanley will be financed from additional funds contributed to the Partnership by existing and/or new limited partners, or from the proceeds of the sale of securities and portfolio assets held by the Partnership.

         7. CERTAIN CONDITIONS OF THE OFFER. The Partnership reserves the right, at any time and from time to time, to extend the period of time during which the Offer is pending by notifying partners of such extension. In the event that the Partnership so elects to extend the tender period, the net asset value of Interests tendered will be determined as of a date after December 31, 1998, corresponding to any extension of the Offer. During any such extension, all Interests previously tendered and not withdrawn will remain subject to the Offer. The Partnership also reserves the right, at any time and from time to time, up to and including acceptance of tenders pursuant to the Offer, to: (a) cancel the Offer in the circumstances set forth in the following paragraph and in the event of such cancellation not to purchase or pay for any Interests tendered pursuant to the Offer; (b) amend the Offer; and (c) postpone the acceptance of Interests. If the Partnership determines to amend the Offer or to postpone the acceptance of Interests tendered, it will, to the extent necessary, extend the period of time during which the Offer is open as provided above and will promptly notify partners.

         The Partnership may cancel the Offer, or amend the Offer, or postpone the acceptance of tenders made pursuant to the Offer, if: (a) the Partnership would not be able to liquidate portfolio securities in a manner which is orderly and consistent with the Partnership's investment objectives and policies in order to purchase Interests tendered pursuant to the Offer; (b) there is, in the Individual General Partners' judgment, any (i) legal action or proceeding instituted or threatened challenging the Offer or otherwise materially adversely affecting the Partnership, (ii) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by banks in the United States or New York State, which is material to the Partnership, (iii) limitation imposed by Federal or state authorities on the extension of credit by lending institutions, (iv) suspension of trading on any organized exchange or over-the-counter market where the Partnership has a material investment, (v) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States which is material to the Partnership, (vi) material decrease in the net asset value of the Partnership from the net asset value of the Partnership as of commencement of the Offer, or (vii) other event or condition which would have a material adverse effect on the Partnership or its partners if Interests tendered pursuant to the Offer were purchased; or (c) the Independent Individual General Partners of the Partnership determine that it is not in the best interest of the Partnership to purchase Interests pursuant to the Offer. However, there can be no assurance that the Partnership will exercise its right to extend, amend or cancel the Offer or to postpone acceptance of tenders pursuant to the Offer.

         8. CERTAIN INFORMATION ABOUT THE PARTNERSHIP. The Partnership is registered under the Investment company Act of 1940, as amended (the "1940 Act") as a closed-end, non-diversified, management investment company. It is organized as a Delaware limited partnership. The principal office of the Partnership is located at CIBC Oppenheimer Tower, One World Financial Center, 31st Floor, 200 Liberty Street, New York, New York 10281. Interests are not traded on any established trading market and are subject to strict restrictions on transferability pursuant to the L.P. Agreement.

         The Partnership does not have any plans or proposals which relate to or would result in: (a) the acquisition by any person of additional Interests other than the Partnership's intention to accept subscriptions for Interests generally as of the first day of each fiscal quarter and at such other times as the Partnership may determine, or the disposition of Interests; (b) an extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving the Partnership; (c) a sale or transfer of a material amount of assets of the Partnership (other than as the Individual General Partners determine may be necessary or appropriate to fund any portion of the purchase price for Interests acquired pursuant to this Offer to Purchase or in connection with ordinary portfolio transactions of the Partnership); (d) any change in the identity of the General Partners of the Partnership, or in the management of the Partnership including, but not limited to, any plans or proposals to change the number or the term of the Individual General Partners of the Partnership, to fill any existing vacancy for an Individual General Partner of the Partnership or to change any material term of the investment advisory arrangements with the Manager; (e) any material change in the present distribution policy or indebtedness or capitalization of the Partnership; (f) any other material change in the Partnership's structure or business, including any plans or proposals to make any changes in its fundamental investment policy for which a vote would be required by Section 13 of the 1940 Act; or (g) any changes in the L.P. Agreement or other actions which may impede the acquisition of control of the Partnership by any person.

         The Manager of the Partnership is entitled under the terms of the L.P. Agreement to receive, subject to certain limitations, an incentive allocation, as specified in the L.P. Agreement and described in the Confidential Memorandum.

         9. CERTAIN FEDERAL INCOME TAX CONSEQUENCES. The following discussion is a general summary of the federal income tax consequences of the purchase by the Partnership from partners of Interests pursuant to the Offer. Partners should consult their own tax advisers for a complete description of the tax consequences to them of a purchase by the Partnership of Interests pursuant to the Offer.

         In general, a partner from whom an Interest is purchased by the Partnership will be treated as receiving a distribution from the Partnership. Such partner generally will not recognize income or gain as a result of the purchase, except to the extent (if any) that the amount of consideration received by the partner exceeds such partner's then adjusted tax basis in such partner's Interest. A partner's basis in such partner's Interest will be reduced (but not below zero) by the amount of consideration received by the partner from the Partnership in connection with the purchase of such Interest. A partner's basis in such partner's Interest will be adjusted for income, gain or loss allocated (for tax purposes) to such partner for periods prior to the purchase of such Interest. Cash distributed to a partner in excess of the adjusted tax basis of such partner's Interest is taxable as capital gain or ordinary income, depending on the circumstances. A partner whose entire Interest is purchased by the Partnership may recognize a loss, but only to the extent that the amount of consideration received from the Partnership is less than the partner's then adjusted tax basis in such partner's Interest.

         10. MISCELLANEOUS. The Offer is not being made to, nor will tenders be accepted from, partners in any jurisdiction in which the Offer or its acceptance would not comply with the securities or Blue Sky laws of such jurisdiction. The Partnership is not aware of any jurisdiction in which the Offer or tenders pursuant thereto would not be in compliance with the laws of such jurisdiction. However, the Partnership reserves the right to exclude partners from the Offer in any jurisdiction in which it is asserted that the Offer cannot lawfully be made. The Partnership believes such exclusion is permissible under applicable laws and regulations, provided the Partnership makes a good faith effort to comply with any state law deemed applicable to the Offer.

         The Partnership has filed an Issuer Tender Offer Statement on Schedule 13E-4 with the Securities and Exchange Commission which includes certain information relating to the Offer summarized herein. A copy of such statement may be obtained from the Partnership by contacting PFPC at the address and phone numbers set forth on page 2 above, or from the public reference office of the Securities and Exchange Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington D.C. 20549, or from the Securities and Exchange Commission's web site, www.sec.gov.

                                     ANNEX A

                              Financial Statements

                              TROON PARTNERS, L.P.

                              FINANCIAL STATEMENTS

                            FOR THE SIX MONTHS ENDED
                                  JUNE 30, 1998
                                   (UNAUDITED)

                              TROON PARTNERS, L.P.

                              FINANCIAL STATEMENTS

                            FOR THE SIX MONTHS ENDED
                                  JUNE 30, 1998

                                   (UNAUDITED)

                                    CONTENTS

Statement of Assets, Liabilities and Partners' Capital...................    1
Statement of Operations..................................................    2
Statement of Changes in Partners' Capital - Net Assets...................    3
Notes to Financial Statements............................................    4
Schedule of Portfolio Investments........................................   12

TROON PARTNERS, L.P.

STATEMENT OF ASSETS, LIABILITIES, AND PARTNERS' CAPITAL (IN THOUSANDS)

                                                                    JUNE 30, 1998
                                                                     (UNAUDITED)
ASSETS

Investments in securities, at market (identified cost-$120,260)       $ 176,768
Due from broker                                                             951
Dividends receivable                                                         11
Organizational costs (net of accumulated amortization of $64)               172
Other assets                                                                  8
                                                                      ---------
      TOTAL ASSETS                                                      177,910
                                                                      ---------
LIABILITIES

Loan payable                                                              2,969
Loan interest payable                                                         9
Management fee payable                                                      125
Accrued expenses                                                            196
                                                                      ---------
      TOTAL LIABILITIES                                                   3,299
                                                                      ---------
             NET ASSETS                                               $ 174,611
                                                                      =========
PARTNERS' CAPITAL - NET ASSETS

Represented by:
Capital contributions - net                                           $ 118,603
Accumulated net investment loss                                            (950)
Accumulated net realized gain on investments                                450
Accumulated net unrealized appreciation on investments                   56,508
                                                                      ---------
      PARTNERS' CAPITAL - NET ASSETS                                  $ 174,611
                                                                      =========

The accompanying notes are an integral part of these financial statements.

TROON PARTNERS, L.P.

STATEMENT OF OPERATIONS (IN THOUSANDS)

                                                                                    SIX MONTHS
                                                                                      ENDED
                                                                                     JUNE 30,
                                                                                      1998
                                                                                   (UNAUDITED)
INVESTMENT INCOME
Dividends                                                                           $    450
Interest                                                                                  29
                                                                                    --------
                                                                                         479
                                                                                    --------
EXPENSES
      OPERATING EXPENSES:
          Management fee                                                                 660
          Professional fees                                                              129
          Administration fees                                                             97
          Custodian fees                                                                  50
          Amortization of organizational costs                                            23
          Insurance expense                                                               17
          Individual General Partners' fees and expenses                                  11
          Miscellaneous                                                                   14
                                                                                    --------
                                                                                       1,001
      INTEREST EXPENSE                                                                    83
                                                                                    --------
          TOTAL EXPENSES                                                               1,084
                                                                                    --------
          NET INVESTMENT LOSS                                                           (605)
                                                                                    --------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
      REALIZED GAIN (LOSS) ON INVESTMENTS:
          Investment securities                                                        3,137
          Purchased options                                                           (3,000)
          Written options                                                                 24
          Short sales                                                                    (76)
                                                                                    --------
      NET REALIZED GAIN ON INVESTMENTS                                                    85
                                                                                    --------
      NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS                            28,329
                                                                                    --------
          NET REALIZED AND UNREALIZED GAIN                                            28,414
                                                                                    --------
             INCREASE IN PARTNERS' CAPITAL DERIVED FROM INVESTMENT ACTIVITIES       $ 27,809
                                                                                    ========

The accompanying notes are an integral part of these financial statements.

TROON PARTNERS, L.P.

STATEMENT OF CHANGES IN PARTNERS' CAPITAL - NET ASSETS (IN THOUSANDS)

                                                                           PERIOD FROM
                                                         SIX MONTHS     FEBRUARY 27, 1997
                                                            ENDED       (COMMENCEMENT OF
                                                        JUNE 30, 1998    OPERATIONS) TO
                                                         (UNAUDITED)    DECEMBER 31, 1997
FROM INVESTMENT ACTIVITIES

     Net investment loss                                  $    (605)       $    (345)
     Net realized gain on investments                            85              365
     Net change in unrealized appreciation
           on investments                                    28,329           28,179
                                                          ---------        ---------
           INCREASE IN PARTNERS' CAPITAL
                  DERIVED FROM INVESTMENT
                  ACTIVITIES
                                                             27,809           28,199

PARTNERS' CAPITAL TRANSACTIONS

     Capital contributions                                   47,055           77,250
     Syndication costs                                            0              (50)
     Capital withdrawals - General Partner                   (2,895)               0
     Capital withdrawals - Limited Partners                  (2,757)               0
                                                          ---------        ---------
           INCREASE IN PARTNERS' CAPITAL DERIVED
                  FROM CAPITAL TRANSACTIONS                  41,403           77,200
           PARTNERS' CAPITAL AT BEGINNING OF PERIOD         105,399                0
                                                          ---------        ---------
           PARTNERS' CAPITAL AT END OF PERIOD             $ 174,611        $ 105,399
                                                          =========        =========

The accompanying notes are an integral part of these financial statements

TROON PARTNERS, L.P.

NOTES TO FINANCIAL STATEMENTS - JUNE 30, 1998 (UNAUDITED)

1.       ORGANIZATION

         Troon Partners, L.P. (the "Partnership") was organized under the Delaware Revised Uniform Limited Partnership Act on December 12, 1996. The Partnership is registered under the Investment Company Act of 1940 (the "Act") as a closed-end, non-diversified management investment company. The Partnership will operate until December 31, 2021 unless further extended or sooner terminated as provided for in the Limited Partnership Agreement (the "Agreement"), dated December 19, 1996, as amended October 29, 1997. The Partnership's investment objective is to seek long-term capital appreciation. The Partnership pursues this objective by investing principally in equity securities of publicly traded U.S. companies. The Partnership may also invest in equity securities of foreign issuers, bonds, options and other fixed-income securities of U.S. issuers.

         There are four "Individual General Partners" and a "Manager." The Manager is Troon Management, L.L.C. which is a joint venture between CIBC Oppenheimer Corp. ("CIBC Opco") and Mark Asset Management Corporation ("MAMC"). Investment professionals at MAMC manage the Partnership's investment portfolio on behalf of the Manager under CIBC Opco's supervision.

         The acceptance of initial and additional contributions is subject to approval by the Manager. The Partnership may from time to time offer to repurchase interests pursuant to written tenders by Partners. Such repurchases will be made at such times and on such terms as may be determined by the Individual General Partners, in their complete and exclusive discretion. The Manager expects that generally it will recommend to the Individual General Partners that the Partnership repurchase interests from Partners once in each year effective as of the end of each such year.

2.       SIGNIFICANT ACCOUNTING POLICIES

         The preparation of financial statements in conformity with generally accepted accounting principles requires the Manager to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The Manager believes that the estimates utilized in preparing the Partnership's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

TROON PARTNERS, L.P.

         A.       PORTFOLIO VALUATION

                  Securities transactions, including related revenue and expenses, are recorded on a trade-date basis and dividends are recorded on an ex-dividend date basis. Interest income is recorded on the accrual basis.

                  Domestic exchange traded or NASDAQ listed equity securities will be valued at their last composite sale prices as reported on the exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by such exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by such exchange. Listed options will be valued using last sales prices as reported by the exchange with the highest reported daily volume for such options or, in the absence of any sales on a particular day, at their bid prices as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by, or under the supervision of, the Individual General Partners.

                  Debt securities will be valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuation for normal institutional size trading units. The Individual General Partners will periodically monitor the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost, so long as such valuation is determined by the Individual General Partners to represent fair value.

                  All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close.

TROON PARTNERS, L.P.

                  On occasion, the values of such securities and exchange rates may be affected by events occurring between the time such values or exchange rates are determined and the time that the net asset value of the Partnership is determined. When such events materially affect the values of securities held by the Partnership or its liabilities, such securities and liabilities will be valued at fair value as determined in good faith by, or under the supervision of, the Individual General Partners.

         B.       PARTNERSHIP EXPENSES

                  The expenses incurred by the Partnership in connection with its organization are being amortized over a 60 month period beginning with the commencement of operations, February 27, 1997.

         C.       INCOME TAXES

                  No federal, state or local income taxes will be provided on the profits of the Partnership since the partners are individually liable for their share of the Partnership's income.

3.       MANAGEMENT FEE, RELATED PARTY TRANSACTIONS AND OTHER

         CIBC Opco provides certain management and administrative services to the Partnership including, among other things, providing office space and other support services to the Partnership. In exchange for such services, the Partnership pays CIBC Opco a monthly management fee of 0.08333% (1% on an annualized basis) of the Partnership's net assets determined as of the beginning of the month, excluding assets attributable to the Manager's capital account.

         During the six months ended June 30, 1998, CIBC Opco earned $8,698 in brokerage commissions from portfolio transactions executed on behalf of the Partnership.

         At the end of the twelve month period following the admission of a limited partner to the Partnership, and generally at the end of each fiscal year thereafter, the Manager is entitled to an incentive allocation of 20% of net profits, if any, that have been credited to the capital account of such limited partner during such period. The incentive allocation will be charged to a limited partner only to the extent that cumulative net profits with respect to such limited partner through the close of any period exceeds the highest level of cumulative net profits with respect to such limited partner through the close of any prior

TROON PARTNERS, L.P.

         period. For the six months ended June 30, 1998, Incentive Allocations to the General Partner were $7,118,209.

         Each Independent Individual General Partner, who is not an "interested person" of the Partnership, as defined by the Act, receives an annual retainer of $5,000 plus a fee for each meeting attended. Any Individual General Partner who is an "interested person" does not receive any annual or other fees from the Partnership. All Individual General Partners are reimbursed by the Partnership for all reasonable out-of-pocket expenses incurred by them in performing their duties. For the six months ended June 30, 1998, fees paid to the Individual General Partners (including meeting fees and the annual retainer) and expenses totaled $19,813.

         Morgan Stanley Trust Company serves as Custodian of the Partnership's assets.

         PFPC Inc. serves as Administrator and Accounting Agent to the Partnership, and in that capacity provides certain accounting, recordkeeping, tax and investor related services.

4.       SECURITIES TRANSACTIONS

         Aggregate purchases and sales of investment securities, excluding short-term securities, for the six months ended June 30, 1998, amounted to $82,288,873 and $46,622,378, respectively.

         At June 30, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. At June 30, 1998, accumulated net unrealized appreciation on investments was $56,507,312, consisting of $59,512,231 gross unrealized appreciation and $3,004,919 gross unrealized depreciation.

         Due from broker primarily represents receivables and payables from unsettled security trades.

5.       SHORT-TERM BORROWINGS

         The Partnership has the ability to trade on margin and, in that connection, borrow funds from brokers and banks for investment purposes. Trading in equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying percentages with respect to transactions in foreign markets. The Act requires the Partnership to

TROON PARTNERS, L.P.

         satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Partnership incurs the indebtedness. As of June 30, 1998, the Partnership had outstanding margin borrowings of $2,969,205. The Partnership pays interest on outstanding margin borrowings at an annualized rate of LIBOR plus .875%. The Partnership pledges securities as collateral for the margin borrowings, which are maintained in a segregated account held by the Custodian. For the six months ended June 30, 1998, the average daily amount of such borrowings was $2,429,346.

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK OR CONCENTRATIONS OF CREDIT RISK

         Securities sold, not yet purchased represent obligations of the Partnership to deliver the specified security and thereby creates a liability to purchase the security in the market at prevailing prices. Accordingly, these transactions result in off-balance sheet risk as the Partnership's ultimate obligation to satisfy the sale of securities sold, not yet purchased may exceed the amount recognized in the statement of assets, liabilities and partners' capital.

         The risk associated with purchasing an option is that the Partnership pays a premium whether or not the option is exercised. Additionally, the Partnership bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as investment securities.

         When the Partnership writes an option, the premium received by the Partnership is recorded as a liability and is subsequently adjusted to the current market value of the option written. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Partnership has realized a gain or loss. In writing an option, the Partnership bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Partnership could result in the Partnership selling or buying a security or currency at a price different from the current market value.

TROON PARTNERS, L.P.

Transactions in purchased options were as follows:

                                        CALL OPTIONS                      INDEX AND PUT OPTIONS
                                        ------------                      ---------------------
                                 NUMBER                                 NUMBER
                              OF CONTRACTS            COST           OF CONTRACTS             COST
                              ------------            ----           ------------             ----
Beginning balance                   1,110        $  1,311,665                 656        $    566,887
Options purchased                  19,502          19,156,071              16,620           9,037,098
Options closed                    (17,619)        (18,112,314)            (14,988)         (8,534,158)
Expired options                         0                   0              (1,408)           (481,307)
                             ------------        ------------        ------------        ------------
Options outstanding at
  June 30, 1998                     2,993        $  2,355,422                 880        $    588,520
                             ============        ============        ============        ============

Transactions in written options were as follows:

                                                           CALL OPTIONS
                                                           ------------
                                                    NUMBER            AMOUNT OF
                                                 OF CONTRACTS          PREMIUM
                                                 ------------          -------
   Beginning balance                                      0            $      0
   Options written                                       88              90,595
   Options closed                                       (88)            (90,595)
   Expired options                                        0                   0
                                                   --------            --------
   Options outstanding at
     June 30, 1998                                        0            $      0
                                                   ========            ========

TROON PARTNERS, L.P.

7.       FINANCIAL INSTRUMENTS HELD OR ISSUED FOR TRADING PURPOSES

         The Partnership maintains positions in a variety of financial instruments. The following table summarizes the components of net realized and unrealized gains from investment transactions:

                                                               NET GAINS / (LOSSES)
                                                             FOR THE SIX MONTHS ENDED
                                                                   JUNE 30, 1998
                                                             ------------------------
Equity securities                                                  $ 32,109,947
Equity options                                                       (1,706,057)
Equity index options                                                 (2,014,614)
Written options                                                          24,268
                                                                   ------------
                                                                   $ 28,413,544
                                                                   ============

         The following table presents the market values of derivative financial instruments and the average market values of those instruments:

                                                                   AVERAGE MARKET VALUE
                                               MARKET VALUE AT   FOR THE SIX MONTHS ENDED
                                                JUNE 30, 1998         JUNE 30, 1998
                                                -------------         -------------
ASSETS:
   Equity options                                $2,348,950           $2,176,409
   Equity index options                              57,520              123,949

         Average market values presented above are based upon month-end market value during the six months ended June 30, 1998.

TROON PARTNERS, L.P.

8.       SELECTED FINANCIAL RATIOS AND OTHER SUPPLEMENTAL INFORMATION

         The following represents the ratios to average net assets and other supplemental information for the periods indicated:

                                                                 FEBRUARY 27, 1997
                                                                 (COMMENCEMENT OF
                                               SIX MONTHS ENDED  OPERATIONS) TO
                                                 JUNE 30, 1998   DECEMBER 31, 1997
                                                 -------------   -----------------
Ratio of net investment loss
   to average net assets*                              (0.76%)           (0.49%)
Ratio of operating expenses
   to average net assets*                               1.26%             1.73%
Ratio of interest expense
   to average net assets*                               0.11%             0.07%
Portfolio turnover rate                                33.62%            58.73%
Average commission rate paid**                      $ 0.0634          $ 0.0566
Total return***                                        22.30%            37.60%
Average debt ratio                                      1.52%             1.06%

*        Annualized.

** Average commission rate paid on purchases and sales of investment securities held long.

*** Total return assumes a purchase of a Limited Partnership interest in the Partnership on the first day and a sale of the Partnership interest on the last day of the period noted, before incentive allocation to the Manager, if any. Total returns for a period of less than a full year are not annualized.

TROON PARTNERS, L.P.

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                      JUNE 30, 1998
                SHARES                                                                                 MARKET VALUE
                          COMMON STOCKS - 97.84%
                            AGRICULTURAL BIOTECH - 1.73%
                54,058        Monsanto Co.                                                                $ 3,020,491
                                                                                             -------------------------

                            APPLICATIONS SOFTWARE - 1.22%
                34,681        Intuit, Inc.*                                                                 2,124,211
                                                                                             -------------------------

                            BROADCASTING SERVICE/PROGRAMMING - 7.31%
                 9,524        Grupo Televisa S.A. - Sponsored  GDR*                                           358,340
                84,734        TCI Satellite Entertainment, Inc., Class A*                                     497,812
               293,481        Tele-Communications, Inc., Liberty Media Group, Series A*                    11,390,878
                13,259        United Video Satellite Group, Inc.*                                             525,388
                                                                                             -------------------------
                                                                                                           12,772,418
                                                                                             -------------------------

                            BUILDING - RESIDENTIAL/COMMERCIAL - 0.99%
                58,791        Lennar Corp.                                                                  1,734,334
                                                                                             -------------------------

                            CABLE TV - 13.48%
                59,458        Cablevision Systems Corp., Class A*                                           4,964,743
                84,558        Comcast Corp., Class A                                                        3,361,180
               129,573        Comcast Corp., Special Class A                                                5,259,886
                38,953        Comcast UK Cable Partners Ltd., Class A*                                        611,095
                19,595        MediaOne Group, Inc.*                                                           860,965
               210,933        Tele-Communications Inc.,TCI Group, Series A*                                 8,107,843
                15,568        TeleWest Communications PLC - Sponsored ADR*                                   369,740
                                                                                             -------------------------
                                                                                                           23,535,452
                                                                                             -------------------------

                            CASINO HOTELS - 1.23%
                93,064        Mirage Resorts, Inc.*                                                         1,983,473
                11,157        Station Casinos, Inc.*                                                          163,874
                                                                                             -------------------------
                                                                                                            2,147,347
                                                                                             -------------------------

                            CATALOG AND MAIL ORDER HOUSES - 2.87%
               199,746        USA Networks, Inc.*                                                           5,018,618
                                                                                             -------------------------

                            CELLULAR TELECOMMUNICATIONS - 0.16%
                10,591        CoreComm, Inc.*                                                                 278,014
                                                                                             -------------------------



   The accompanying notes are an integral part of these financial statements.

TROON PARTNERS, L.P.

--------------------------------------------------------------------------------

                                                                                                   JUNE 30, 1998
                                                                                                   MARKET VALUE
               SHARES
                          COMMON STOCKS - (CONTINUED)
                            COMMERCIAL SERVICES - 1.61%

                88,847        Cendant Corp.*                                                              $ 1,821,363
                22,250        Iron Mountain, Inc.*                                                            995,687
                                                                                             -------------------------
                                                                                                            2,817,050
                                                                                             -------------------------

                            COMMERCIAL SERVICES - FINANCE - 0.51%
                52,566        Crescent Operating, Inc.*                                                       893,622
                                                                                             -------------------------

                            COMMUNICATIONS SOFTWARE - 0.08%
                11,394        General Magic, Inc.*                                                            140,294
                                                                                             -------------------------

                            COMPUTER SOFTWARE - 8.71%
               100,717        Microsoft Corp.*                                                             10,915,205
                18,992        SAP AG - Sponsored ADR                                                        4,292,059
                                                                                             -------------------------
                                                                                                           15,207,264
                                                                                             -------------------------

                            COMPUTERS - MICRO - 5.40%
               101,529        Dell Computer Corp.*   (a)                                                    9,423,211
                                                                                             -------------------------

                            DIVERSIFIED MANUFACTURING OPERATIONS - 2.81%
               154,677        CBS Corp.*                                                                    4,910,995
                                                                                             -------------------------

                            FINANCE - CREDIT CARDS - 2.54%
                38,956        American Express Co.                                                          4,431,245
                                                                                             -------------------------

                            FINANCIAL GUARANTEE INSURANCE - 1.93%
                59,202        MGIC Investment Corp.                                                         3,378,244
                                                                                             -------------------------

                            HOTELS & MOTELS - 1.95%
               191,194        Host Marriott Corp.*                                                          3,405,739
                                                                                             -------------------------

                            INTERNET CONTENT - 1.53%
                56,385        At Home Corp., Series A*                                                      2,667,744
                                                                                             -------------------------



The accompanying notes are an integral part of these financial statements.

TROON PARTNERS, L.P.

--------------------------------------------------------------------------------

                                                                                                        JUNE 30, 1998
                                                                                                         MARKET VALUE
                SHARES
                          COMMON STOCKS - (CONTINUED)
                            INTERNET SOFTWARE - 1.83%

                 3,191        Infoseek Corporation*                                                         $ 114,477
                19,609        Yahoo!, Inc.*                                                                 3,088,418
                                                                                             -------------------------
                                                                                                            3,202,895
                                                                                             -------------------------

                            INVESTMENT COMPANIES - 1.94%
               168,373        Tele-Communications, Inc., TCI Ventures Group, Series A                       3,378,068
                                                                                             -------------------------

                            LEISURE & RECREATION/GAMING - 1.70%
               102,495        AMF Bowling, Inc.*                                                            2,972,355
                                                                                             -------------------------

                            MEDICAL-BIOMEDICAL/GENE - 0.01%
                   177        EntreMed, Inc.*                                                                   5,885
                                                                                             -------------------------

                            MONEY CENTER BANKS - 0.42%
                 8,563        BankAmerica Corp.                                                               740,700
                                                                                             -------------------------

                            MULTI-LINE INSURANCE - 0.30%
                 8,664        Travelers Group, Inc.                                                           525,255
                                                                                             -------------------------

                            MULTIMEDIA - 7.41%
               131,852        Cox Communications, Inc., Class A*                                            6,386,647
               106,994        News Corp., Ltd. - Sponsored ADR                                              3,437,182
                34,755        Time Warner, Inc.                                                             2,969,398
                 1,409        The Walt Disney Co.                                                             148,034
                                                                                             -------------------------
                                                                                                           12,941,261
                                                                                             -------------------------

                            MUSIC CLUBS - 2.95%
               112,169        SFX Entertainment, Inc., Class A*                                             5,145,753
                                                                                             -------------------------


                            OFFICE FURNISHINGS - 0.29%
                19,631        Steelcase, Inc., Class A                                                        510,406
                                                                                             -------------------------



   The accompanying notes are an integral part of these financial statements.

TROON PARTNERS, L.P.

--------------------------------------------------------------------------------

                                                                                                   JUNE 30, 1998
                                                                                                   MARKET VALUE
                SHARES
                          COMMON STOCKS - (CONTINUED)
                            OIL & GAS DRILLING - 0.08%

                 3,570        Ensco International, Inc.                                                      $ 62,475
                 3,570        Rowan Companies, Inc.*                                                           69,394
                                                                                             -------------------------
                                                                                                              131,869
                                                                                             -------------------------

                            OIL COMPANIES - EXPLORATION & PRODUCTION - 1.07%
                77,981        Pioneer Natural Resources, Co.                                                1,861,796
                                                                                             -------------------------

                            RADIO - 1.79%
                28,617        Clear Channel Communications, Inc.*                                           3,122,830
                                                                                             -------------------------

                            REAL ESTATE INVESTMENT/MANAGEMENT - 0.48%
                38,676        Trizec Hahn Corp.                                                               829,136
                                                                                             -------------------------

                            REAL ESTATE INVESTMENT TRUST - HOTEL/RESTAURANT - 3.35%
               121,200        Starwood Hotels & Resorts Trust                                               5,855,536
                                                                                             -------------------------

                            REAL ESTATE INVESTMENT TRUST - OFFICE PROPERTY - 5.70%
               143,739        Boston Properties, Inc.                                                       4,887,126
               150,512        Crescent Real Estate Equities Company                                         5,060,966
                                                                                             -------------------------
                                                                                                            9,948,092
                                                                                             -------------------------

                            REAL ESTATE INVESTMENT TRUST - SHOPPING CENTERS - 3.47%
               152,742        Vornado Realty Trust                                                          6,062,024
                                                                                             -------------------------

                            RETAIL - INTERNET - 1.90%
                33,274        Amazon.com, Inc.*                                                             3,319,082
                                                                                             -------------------------

                            RETAIL - RESTAURANTS - 2.52%
                63,772        McDonald's Corp.                                                              4,400,268
                                                                                             -------------------------

                            SATELLITE TELECOMMUNICATIONS - 1.61%
                71,312        Globalstar Telecommunications Ltd.*                                           1,925,424
                31,141        Loral Space and Communications Ltd.*                                            879,733
                                                                                             -------------------------
                                                                                                            2,805,157
                                                                                             -------------------------


The accompanying notes are an integral part of these financial statements.

TROON PARTNERS, L.P.

--------------------------------------------------------------------------------

                                                                                                  JUNE 30, 1998
                                                                                                   MARKET VALUE
               SHARES
                          COMMON STOCKS - (CONTINUED)
                            TELECOMMUNICATIONS EQUIPMENT - 1.03%

                66,000        General Instrument Corp.*                                                   $ 1,794,408
                                                                                             -------------------------

                            TELECOMMUNICATIONS SERVICES - 1.11%
                36,256        NTL Inc.*                                                                     1,939,696
                                                                                             -------------------------

                            TELEPHONE - LONG DISTANCE - 0.82%
                29,642        WorldCom, Inc.*                                                               1,435,799
                                                                                             -------------------------

                              TOTAL COMMON STOCKS (COST $114,955,741)                                     170,834,564
                                                                                             =========================

                          PREFERRED STOCKS - 2.02%
                            MULTIMEDIA - 2.00%
               123,552        News Corp. Ltd. - Sponsored ADR Preferred                                     3,490,344
                                                                                             -------------------------

                            RADIO - 0.02%
                 1,964        TCI Music, Inc., CV Preferred, Class A*                                          36,334
                                                                                             -------------------------

                              TOTAL PREFERRED STOCKS (COST $2,360,717)                                      3,526,678
                                                                                             =========================


         NUMBER OF
         CONTRACTS
                          CALL OPTIONS - 1.32%
                            AGRICULTURAL BIOTECH - 0.05%
                   160        Monsanto Co., 07/18/98, $50.00                                                   92,000
                                                                                             -------------------------

                            BEVERAGES-NON-ALCOHOLIC - 0.01%
                    88        Coca-Cola Femsa S.A.-Ser L, 07/18/98, $ 16.625                                    7,700
                                                                                             -------------------------



   The accompanying notes are an integral part of these financial statements.

TROON PARTNERS, L.P.

--------------------------------------------------------------------------------

                                                                                                    JUNE 30, 1998
NUMBER OF                                                                                            MARKET VALUE
CONTRACTS
                       CALL OPTIONS - (CONTINUED)
                         BROADCASTING SERVICE/PROGRAMMING - 0.12%
272                        Grupo Televisa S.A.- Sponsored GDR, 07/18/98, $30.00                          $ 204,000
                                                                                          -------------------------

                         CABLE TV - 0.10%
440                        Tele-Communications Inc. TCI Group, 08/22/98, $35.00                            170,500
                                                                                          -------------------------

                         COMMERCIAL SERVICES - 0.09%
220                        Cendant Corporation, 08/22/98, $15.00                                           132,000
132                        Cendant Corporation, 08/22/98, $20.00                                            31,350
                                                                                          -------------------------
                                                                                                           163,350
                                                                                          -------------------------

                         INTERNET SOFTWARE - 0.08%
160                        Netscape Communications Corp., 07/18/98, $20.00                                 130,000
                                                                                          -------------------------

                         MULTIMEDIA - 0.11%
 88                        The Walt Disney Co., 07/18/98, $100.00                                           63,800
160                        Viacom, Inc., Class B, 07/18/98, $50.00                                         136,000
                                                                                          -------------------------
                                                                                                           199,800
                                                                                          -------------------------

                         REAL ESTATE INVESTMENT TRUST - HOTEL/RESTAURANT - 0.18%
300                        Starwood Hotels & Resorts Trusts, 08/22/98, $40.00                              255,000
136                        Starwood Hotels & Resorts Trusts, 08/22/98, $45.00                               59,500
                                                                                          -------------------------
                                                                                                           314,500
                                                                                          -------------------------
                         TELEPHONE - LONG DISTANCE - 0.58%
160                        AT&T Corporation, 08/22/98, $50.00                                              130,000
597                        MCI Communications Corp., 07/18/98, $45.00                                      776,100
 80                        WorldCom, Inc. 07/18/98, $35.00                                                 109,000
                                                                                          -------------------------
                                                                                                         1,015,100
                                                                                          -------------------------

                           TOTAL CALL OPTIONS (COST $2,355,422)                                          2,296,950
                                                                                          =========================

                         PUT OPTIONS - 0.06%
                           COMPUTERS - MICRO - 0.03%
80                           Sun Microsystems, Inc., 07/18/98, $50.00                                       52,000
                                                                                          -------------------------


The accompanying notes are an integral part of these financial statements.

TROON PARTNERS, L.P.

--------------------------------------------------------------------------------

                                                                                                   JUNE 30, 1998
NUMBER OF                                                                                           MARKET VALUE
CONTRACTS
                       PUT OPTIONS - (CONTINUED)
                         STOCK INDEX - 0.03%

400                        S&P 100 Index, 07/18/98, $500.00                                               $ 25,000
400                        S&P 100 Index, 07/18/98, $510.00                                                 32,520
                                                                                          -------------------------
                                                                                                            57,520
                                                                                          -------------------------

                           TOTAL PUT OPTIONS (COST $588,520)                                               109,520
                                                                                          =========================

                           TOTAL INVESTMENTS (COST $120,260,400)**-101.24%                             176,767,712
                                                                                          =========================

                           OTHER ASSETS, LESS LIABILITIES - (1.24%)                                     (2,156,417)
                                                                                          -------------------------

                           NET ASSETS - 100.00%                                                      $ 174,611,295
                                                                                          =========================




(a) Partially or wholly held in a pledged account by the Custodian as collateral for borrowings.

*   Non-income Producing Security

**  Also cost for federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

                             TROON PARTNERS, L.P.

                             FINANCIAL STATEMENTS

                     WITH REPORT OF INDEPENDENT AUDITORS

                        PERIOD FROM FEBRUARY 27, 1997
                         (COMMENCEMENT OF OPERATIONS)
                             TO DECEMBER 31, 1997

                             TROON PARTNERS, L.P.

                             FINANCIAL STATEMENTS


          PERIOD FROM FEBRUARY 27, 1997 (COMMENCEMENT OF OPERATIONS)
                             TO DECEMBER 31, 1997




                                   CONTENTS


Report of Independent Auditors.......................................   1
Statement of Assets, Liabilities and Partners' Capital...............   2
Statement of Operations..............................................   3
Statement of Changes in Partners' Capital - Net Assets...............   4
Notes to Financial Statements........................................   5
Proxy Results (Unaudited)............................................  12
Schedule of Portfolio Investments....................................  13

                           [ERNST & YOUNG LETTERHEAD]

                         REPORT OF INDEPENDENT AUDITORS

To the Partners of
Troon Partners, L.P.

We have audited the accompanying statement of assets, liabilities and partners' capital of Troon Partners, L.P., including the schedule of portfolio investments, as of December 31, 1997, and the related statements of operations and changes in partners' capital - net assets for the period from February 27, 1997 (commencement of operations) to December 31, 1997. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Troon Partners, L.P. at December 31, 1997, the results of its operations, and the changes in its partners' capital - net assets for the period from February 27, 1997 to December 31, 1997, in conformity with generally accepted accounting principles.


                                       [ERNST & YOUNG SIGNATURE]


New York, New York
February 9, 1998

TROON PARTNERS, L.P.

STATEMENT OF ASSETS, LIABILITIES AND PARTNERS' CAPITAL (IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                               DECEMBER 31, 1997

ASSETS

Investments in securities, at market
   (identified cost - $80,394)                                                       $ 108,573
Due from broker                                                                             41
Due from affiliate                                                                           2
Dividends receivable                                                                        93
Organizational costs (net of accumulated amortization of $41)                              195
Other assets                                                                                19
                                                                              -----------------

     TOTAL ASSETS                                                                      108,923
                                                                              -----------------

LIABILITIES

Loan payable                                                                             3,188
Management fee payable                                                                      82
Accrued expenses                                                                           254
                                                                              -----------------

     TOTAL LIABILITIES                                                                   3,524
                                                                              -----------------

         NET ASSETS                                                                  $ 105,399
                                                                              =================

PARTNERS' CAPITAL - NET ASSETS

Represented by:
Capital contributions (net of syndications costs of $50)                              $ 77,200
Accumulated net investment loss                                                           (345)
Accumulated net realized gain on investments                                               365
Accumulated net unrealized appreciation on investments                                  28,179
                                                                              -----------------

     PARTNERS' CAPITAL - NET ASSETS                                                  $ 105,399
                                                                              =================





The accompanying notes are an integral part of these financial statements.

TROON PARTNERS, L.P.

STATEMENT OF OPERATIONS (IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                       PERIOD FROM FEBRUARY 27, 1997
                                                                       (COMMENCEMENT OF OPERATIONS)
                                                                           TO DECEMBER 31, 1997

INVESTMENT INCOME
   Dividends                                                                             $ 858
   Interest                                                                                 69
                                                                              -----------------
                                                                                           927
                                                                              -----------------
EXPENSES
   OPERATING EXPENSES:
     Management fee                                                                        683
     Professional fees                                                                     220
     Administration fees                                                                   134
     Custodian fees                                                                         67
     Amortization of organizational costs                                                   41
     Insurance expense                                                                      38
     Individual General Partners' fees and expenses                                         27
     Miscellaneous                                                                          10
                                                                              -----------------
                                                                                         1,220
   INTEREST EXPENSE                                                                         52
                                                                              -----------------

     TOTAL EXPENSES                                                                      1,272
                                                                              -----------------

     NET INVESTMENT LOSS                                                                  (345)
                                                                              -----------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

   REALIZED GAIN (LOSS) ON INVESTMENTS:
     Investment securities                                                               2,564
     Purchased options                                                                  (2,199)
                                                                              -----------------

       NET REALIZED GAIN ON INVESTMENTS                                                    365
                                                                              -----------------

   NET UNREALIZED APPRECIATION ON INVESTMENTS                                           28,179
                                                                              -----------------

       NET REALIZED AND UNREALIZED GAIN                                                 28,544
                                                                              -----------------

       INCREASE IN PARTNERS' CAPITAL DERIVED FROM INVESTMENT ACTIVITIES               $ 28,199
                                                                              =================



The accompanying notes are an integral part of these financial statements.

TROON PARTNERS, L.P.

STATEMENT OF CHANGES IN PARTNERS' CAPITAL - NET ASSETS (IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                              PERIOD FROM FEBRUARY 27, 1997
                                                                              (COMMENCEMENT OF OPERATIONS)
                                                                                 TO DECEMBER 31, 1997

FROM INVESTMENT ACTIVITIES

   Net investment loss                                                                  $ (345)
   Net realized gain on investments                                                        365
   Net unrealized appreciation on investments                                           28,179
                                                                              -----------------

     INCREASE IN PARTNERS' CAPITAL DERIVED
          FROM INVESTMENT ACTIVITIES                                                    28,199

PARTNERS' CAPITAL TRANSACTIONS

   Capital contributions                                                                77,250
   Syndication costs                                                                       (50)
                                                                              -----------------

     INCREASE IN PARTNERS' CAPITAL DERIVED
          FROM CAPITAL TRANSACTIONS                                                     77,200

     PARTNERS' CAPITAL AT BEGINNING OF PERIOD                                                0
                                                                              -----------------

     PARTNERS' CAPITAL AT END OF PERIOD                                              $ 105,399
                                                                              =================



The accompanying notes are an integral part of these financial statements.

TROON PARTNERS, L.P.

NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1997
------------------------------------------------------------------------------


  1.  ORGANIZATION

      Troon Partners, L.P. (the "Partnership") was organized under the Delaware Revised Uniform Limited Partnership Act on December 12, 1996. The Partnership is registered under the Investment Company Act of 1940 (the "Act") as a closed-end, non-diversified management investment company. The Partnership will operate until December 31, 2021 unless further extended or sooner terminated as provided for in the Limited Partnership Agreement (the "Agreement"), dated December 19, 1996, as amended October 29, 1997 (see Proxy Results on page 12). The Partnership's investment objective is to seek long-term capital appreciation. The Partnership pursues this objective by investing principally in equity securities of publicly traded U.S. companies. The Partnership may also invest in equity securities of foreign issuers, bonds, options and other fixed-income securities of U.S. issuers.

      There are four "Individual General Partners" and a "Manager." The Manager is Troon Management, L.L.C. which is a joint venture between CIBC Oppenheimer Corp. (formerly Oppenheimer & Co., Inc.) and Mark Asset Management Corporation ("MAMC"). Investment professionals at MAMC manage the Partnership's investment portfolio on behalf of the Manager under CIBC Oppenheimer Corp.'s ("CIBC Opco") supervision.

      The acceptance of initial and additional contributions is subject to approval by the Manager. The Partnership may from time to time offer to repurchase interests pursuant to written tenders by Partners. Such repurchases will be made at such times and on such terms as may be determined by the Individual General Partners, in their complete and exclusive discretion. Beginning in 1998, the Manager expects that generally it will recommend to the Individual General Partners that the Partnership repurchase interests from Partners once in each year effective as of the end of each such year.

  2.  SIGNIFICANT ACCOUNTING POLICIES

      The preparation of financial statements in conformity with generally accepted accounting principles requires the Manager to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The Manager believes that the estimates utilized in preparing the Partnership's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

TROON PARTNERS, L.P.

------------------------------------------------------------------------------



      A. PORTFOLIO VALUATION

         Securities transactions, including related revenue and expenses, are recorded on a trade-date basis and dividends are recorded on an ex-dividend date basis. Interest income is recorded on the accrual basis.

         Domestic exchange traded or NASDAQ listed equity securities will be valued at their last composite sale prices as reported on the exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by such exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by such exchange. Listed options will be valued using last sales prices as reported by the exchange with the highest reported daily volume for such options or, in the absence of any sales on a particular day, at their bid prices as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by, or under the supervision of, the Individual General Partners.

         Debt securities will be valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuation for normal institutional size trading units. The Individual General Partners will periodically monitor the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost, so long as such valuation is determined by the Individual General Partners to represent fair value.

         All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close.

TROON PARTNERS, L.P.

------------------------------------------------------------------------------


         On occasion, the values of such securities and exchange rates may be affected by events occurring between the time such values or exchange rates are determined and the time that the net asset value of the Partnership is determined. When such events materially affect the values of securities held by the Partnership or its liabilities, such securities and liabilities will be valued at fair value as determined in good faith by, or under the supervision of, the Individual General Partners.

      B. PARTNERSHIP EXPENSES

         The expenses incurred by the Partnership in connection with its organization, which were $236,274, are being amortized over a 60 month period beginning with the commencement of operations, February 27, 1997.

         Syndication costs totaling $50,000 related to the Partnership's initial offering have been charged directly to the capital accounts of the limited partners of record as of April 30, 1997.

      C. INCOME TAXES

         No federal, state or local income taxes will be provided on the profits of the Partnership since the partners are individually liable for their share of the Partnership's income.

  3.  MANAGEMENT FEE, RELATED PARTY TRANSACTIONS AND OTHER

      CIBC Opco provides certain management and administrative services to the Partnership including, among other things, providing office space and other support services to the Partnership. In exchange for such services, the Partnership pays CIBC Opco a monthly management fee of .08333% (1% on an annualized basis) of the Partnership's net assets determined as of the beginning of the month, excluding assets attributable to the Manager's capital account.

      During the period ended December 31, 1997, CIBC Opco earned $10,500 in brokerage commissions from portfolio transactions executed on behalf of the Partnership.

      At the end of the twelve month period following the admission of a limited partner to the Partnership, and generally at the end of each fiscal year thereafter, the Manager is entitled to an incentive allocation of 20% of net profits, if any, that have been credited to the

TROON PARTNERS, L.P.

------------------------------------------------------------------------------



      capital account of such limited partner during such period. The incentive allocation will be charged to a limited partner only to the extent that cumulative net profits with respect to such limited partner through the close of any period exceeds the highest level of cumulative net profits with respect to such limited partner through the close of any prior period. There was no incentive allocation for the period ended December 31, 1997.

      Each Independent Individual General Partner, who is not an "interested person" of the Partnership, as defined by the Act, receives an annual retainer of $5,000 plus a fee for each meeting attended. Any Individual General Partner who is an "interested person" does not receive any annual or other fees from the Partnership. All Individual General Partners are reimbursed by the Partnership for all reasonable out-of-pocket expenses incurred by them in performing their duties. For the period from February 27, 1997 to December 31, 1997, fees paid to the Individual General Partners (including meeting fees and the annual retainer) and expenses totaled $26,572. One Individual General Partner, who is an "interested person" of the Partnership holds a limited partnership interest in the Partnership.

      Morgan Stanley Trust Company serves as Custodian of the Partnership's assets.

      PFPC Inc. serves as Administrator and Accounting Agent to the Partnership, and in that capacity provides certain accounting, recordkeeping, tax and investor related services.

  4.  SECURITIES TRANSACTIONS

      Aggregate purchases and sales of investment securities, excluding short-term securities, for the period from February 27, 1997 to December 31, 1997, amounted to $123,074,401 and $47,346,578, respectively.

      At December 31, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see Schedule of Portfolio Investments). At December 31, 1997, accumulated net unrealized appreciation on investments was $28,178,859, consisting of $29,658,068 gross unrealized appreciation and $1,479,209 gross unrealized depreciation.

      Due from broker primarily represents receivables and payables from unsettled security trades.

TROON PARTNERS, L.P.

------------------------------------------------------------------------------



  5.  SHORT-TERM BORROWINGS

      The Partnership has the ability to trade on margin and, in that connection, borrow funds from brokers and banks for investment purposes. Trading in equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying percentages with respect to transactions in foreign markets. The Act requires the Partnership to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Partnership incurs the indebtedness. As of December 31, 1997, the Partnership had outstanding margin borrowings of $3,188,472. The Partnership pays interest on outstanding margin borrowings at an annualized rate of LIBOR plus .875%. The Partnership pledges securities as collateral for the margin borrowings, which are maintained in a segregated account held by the Custodian.

6.    FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK OR
      CONCENTRATIONS OF CREDIT RISK

      The risk associated with purchasing an option is that the Partnership pays a premium whether or not the option is exercised. Additionally, the Partnership bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as investment securities.

      Transactions in purchased options were as follows:

                                       CALL OPTIONS                                 PUT OPTIONS
                               NUMBER                                  NUMBER
                            OF CONTRACTS             COST            OF CONTRACTS                  COST
                             ------------        ------------        ------------             ------------
Beginning balance                     - -        $          0                 - -             $          0
Options purchased                  14,126          12,569,092              14,412               10,740,990
Options closed                    (12,790)        (10,990,373)            (13,338)              (9,905,406)
Expired options                      (226)           (267,054)               (418)                (268,697)
                             ------------        ------------        ------------             ------------
Options outstanding at
  December 31, 1997                 1,110        $  1,311,665                 656             $    566,887
                             ============        ============        ============             ============

TROON PARTNERS, L.P.

------------------------------------------------------------------------------



 7.   FINANCIAL INSTRUMENTS HELD OR ISSUED FOR TRADING PURPOSES

      The Partnership maintains positions in a variety of financial instruments. The following table summarizes the components of net realized and unrealized gains from investment transactions:



                                                       NET GAINS/(LOSSES)
                                                      FOR THE PERIOD ENDED
                                                        DECEMBER 31, 1997
                                                      ---------------

        Equity securities                             $    30,557,274
        Equity options                                       (366,788)
        Equity index options                               (1,646,649)
                                                      ---------------
                                                      $    28,543,837
                                                      ===============


      The following table presents the market values of derivative financial instruments and the average market values of those instruments:


                                                         AVERAGE MARKET VALUE
                                   MARKET VALUE AT       FOR THE PERIOD ENDED
                                  DECEMBER 31, 1997        DECEMBER 31, 1997
                                  -----------------        -----------------
      ASSETS:
        Equity options               $1,940,190              $964,800
        Equity index options            121,550               167,388


      Average market values presented above are based upon month-end market value during the period ended December 31, 1997.

TROON PARTNERS, L.P.

------------------------------------------------------------------------------



  8.  SELECTED FINANCIAL RATIOS AND OTHER SUPPLEMENTAL INFORMATION

      The following represents the ratios to average net assets and other supplemental information for the period indicated:

                                                            FEBRUARY 27, 1997
                                                            (COMMENCEMENT OF
                                                             OPERATIONS) TO
                                                            DECEMBER 31, 1997
                                                            -----------------

        Ratio of net investment loss to average net assets     (0.49%)*
        Ratio of operating expenses to average net assets       1.73%*
        Ratio of interest expense to average net assets         0.07%*
        Portfolio turnover rate                                58.73%
        Average commission rate paid                         $0.0566**
        Total return                                           37.60%***
        Average debt ratio                                      1.06%


    *   Annualized.

    ** Average commission rate paid on purchases and sales of investment securities held long.

    *** Total return assumes a purchase of a Limited Partnership interest in the Partnership on the first day and a sale of the Partnership interest on the last day of the period noted, before incentive allocation to the Manager, if any. Total returns for a period of less than a full year are not annualized.

  9.  SUBSEQUENT EVENT

        Effective January 1, 1998, the Partnership received additional Limited Partner capital contributions of approximately $6,370,000.

        In February, 1998, the Individual General Partners determined that the Partnership will make an offer to repurchase up to $25,000,000 in interests in the Partnership, effective as of March 31, 1998.

TROON PARTNERS, L.P.

PROXY RESULTS (UNAUDITED) - DECEMBER 31, 1997
------------------------------------------------------------------------------


        On September 30, 1997, a Special Meeting of the Partners of the Partnership was held to approve a proposed amendment to the Limited Partnership Agreement which authorized the Manager to continue to provide investment advice and management to the Partnership upon the consummation of the acquisition of Oppenheimer & Co., Inc. by CIBC Wood Gundy Securities Corp. A total of 253 Partners, representing $55,543,862 of interests in the Partnership and 65.8% of the votes eligible to be cast at the Special Meeting voted to approve the amended Limited Partnership Agreement as follows:

               FOR                  AGAINST                 ABSTAIN
               ---                  -------                 -------

            53,297,562               837,310                1,408,990

TROON PARTNERS, L.P.

SCHEDULE OF PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------

                                                                                           December 31, 1997
                                                                                              MARKET VALUE
     SHARES
              COMMON STOCKS - 99.04%
                 APPLICATIONS SOFTWARE - .27%
      6,793           Intuit, Inc.*                                                                 $ 280,211
                                                                                          --------------------

                 BANKING - REGIONAL - 2.38%
      7,403           Wells Fargo & Co.(a)                                                          2,512,860
                                                                                          --------------------

                 BEVERAGES NON-ALCOHOLIC - 2.09%
     33,092           Coca-Cola Co.                                                                 2,206,839
                                                                                          --------------------

                 BROADCASTING - 1.68%
     33,124           Grupo Televisa S.A. - Sponsored GDR*                                          1,281,501
     71,536           TCI Satellite Entertainment, Inc., Class A*                                     491,810
                                                                                          --------------------
                                                                                                    1,773,311
                                                                                          --------------------

                 BUILDING - RESIDENTIAL/COMMERCIAL - 1.21%
     59,100           Lennar Corp.                                                                  1,274,373
                                                                                          --------------------

                 CABLE TV - 24.12%
     21,381           Cablevision Systems Corp., Class A*                                           2,047,231
     52,565           Comcast Corp., Class A                                                        1,675,509
     99,239           Comcast Corp., Special Class A                                                3,132,281
     18,052           Comcast UK Cable Partners, Ltd., Class A*                                       170,375
     96,848           Cox Communications, Inc., Class  A*                                           3,880,021
     77,440           HSN, Inc.*                                                                    3,988,160
    161,828           Tele-Communications Liberty Media Group., Inc., Series A*                     5,866,265
    166,831           Tele-Communications-TCI Group, Series A*                                      4,660,924
                                                                                          --------------------
                                                                                                   25,420,766
                                                                                          --------------------

                 CASINO HOTELS - 1.52%
     70,687           Mirage Resorts, Inc.*                                                         1,608,129
                                                                                          --------------------

                 CHEMICALS - DIVERSIFIED - 1.14%
     28,490           Monsanto Co.                                                                  1,196,580
                                                                                          --------------------


The accompanying notes are an integral part of these financial statements.

TROON PARTNERS, L.P.

--------------------------------------------------------------------------------

                                                                                              December 31, 1997
                                                                                                MARKET VALUE
       SHARES
                COMMON STOCKS - (CONTINUED)
                   COMMERCIAL SERVICES - 3.63%
      111,362           Cendant Corp.*                                                              $ 3,828,075
                                                                                            --------------------

                   COMMERCIAL SERVICES - FINANCE - 1.07%
       45,816           Crescent Operating, Inc. *                                                    1,122,492
                                                                                            --------------------

                   COMMUNICATIONS SOFTWARE - .02%
       17,543           General Magic, Inc.*                                                             24,121
                                                                                            --------------------

                   COMPUTER SOFTWARE - 6.24%
       43,761           Microsoft Corp. *                                                             5,656,109
        8,458           SAP AG - Sponsored ADR                                                          921,846
                                                                                            --------------------
                                                                                                      6,577,955
                                                                                            --------------------

                   COMPUTERS - MICRO - 4.48%
       56,232           Dell Computer Corp.*                                                          4,723,488
                                                                                            --------------------

                   DIVERSIFIED MANUFACTURING OPERATIONS - 2.67%
       95,440           CBS Corp.                                                                     2,809,563
                                                                                            --------------------

                   FINANCE - CREDIT CARDS - 2.48%
       29,235           American Express Co.(a)                                                       2,609,224
                                                                                            --------------------

                   FINANCIAL GUARANTEE INSURANCE - 2.88%
       45,699           MGIC Investment Corp.                                                         3,038,984
                                                                                            --------------------

                   GOLD MINING - .03%
       12,186           Echo Bay Mines Ltd.                                                              29,709
                                                                                            --------------------

                   HOTELS & MOTELS - 2.87%
      154,369           Host Marriott Corp.*                                                          3,029,492
                                                                                            --------------------

                   INTERNET CONTENT - .88%
       36,917           At Home Corp., Series A*                                                        927,540
                                                                                            --------------------



The accompanying notes are an integral part of these financial statements.

TROON PARTNERS, L.P.

--------------------------------------------------------------------------------

                                                                                              DECEMBER 31, 1997
                                                                                                MARKET VALUE
       SHARES
                COMMON STOCKS - (CONTINUED)
                   INTERNET SOFTWARE - .34%
       11,834           Excite, Inc.*                                                                 $ 355,020
                                                                                            --------------------

                   INVESTMENT COMPANIES - 2.98%
      110,866           Telecom-TCI Ventures Group, Series A*                                         3,138,949
                                                                                            --------------------

                   MULTIMEDIA - 4.12%
       90,118           News Corp. Ltd. - Sponsored ADR                                               2,010,803
       37,676           Time Warner, Inc.(a)                                                          2,335,912
                                                                                            --------------------
                                                                                                      4,346,715
                                                                                            --------------------

                   OIL COMPANIES - EXPLORATION & PRODUCTION - 2.58%
       93,611           Pioneer Natural Resources, Co.                                                2,714,719
                                                                                            --------------------

                   RADIO - .31%
       23,054           Grupo Radio Centro S.A. de C.V. - Sponsored ADR                                 328,520
                                                                                            --------------------

                   REAL ESTATE INVESTMENT/MANAGEMENT - 1.04%
       46,375           LNR Property Corp.                                                            1,095,609
                                                                                            --------------------

                   REAL ESTATE INVESTMENT TRUST - HOTEL/RESTAURANT - 4.90%
       89,283           Starwood Lodging Trust                                                        5,167,254
                                                                                            --------------------

                   REAL ESTATE INVESTMENT TRUST - OFFICE PROPERTY - 9.41%
      104,748           Boston Properties, Inc.                                                       3,463,283
      153,886           Crescent Real Estate Equities Company                                         6,059,261
       12,375           Equity Office Properties Trust                                                  390,592
                                                                                            --------------------
                                                                                                      9,913,136
                                                                                            --------------------

                   REAL ESTATE INVESTMENT TRUST - SHOPPING CENTERS - 4.99%
      112,075           Vornado Realty Trust                                                          5,260,576
                                                                                            --------------------

                   RETAIL - DISCOUNT - .82%
       21,818           Wal-Mart Stores, Inc.                                                           860,458
                                                                                            --------------------



The accompanying notes are an integral part of these financial statements.

TROON PARTNERS, L.P.

--------------------------------------------------------------------------------

                                                                                                December 31, 1997
                                                                                                  MARKET VALUE

         SHARES      COMMON STOCKS - (CONTINUED)
                     RETAIL - RESTAURANTS - 2.79%
         44,439           Host Marriott Services Corp.*                                                 $ 661,030
         47,842           McDonald's Corp.                                                              2,284,456
                                                                                              --------------------
                                                                                                        2,945,486
                                                                                              --------------------

                     SATELLITE TELECOMMUNICATIONS - 2.86%
         32,615           Globalstar Telecommunications Ltd.*                                           1,602,212
         66,113           Loral Space and Communications Ltd.(a)                                       1,417,331
                                                                                              --------------------
                                                                                                        3,019,543
                                                                                              --------------------
                     TELECOMMUNICATIONS EQUIPMENT - .24%
         14,051           NextLevel Systems, Inc.*                                                        251,162
                                                                                              --------------------

                          TOTAL COMMON STOCKS (COST $76,585,164)                                      104,390,859
                                                                                              ====================

                  PREFERRED STOCKS - 2.01%
                     MULTIMEDIA - 2.01%
        106,707           News Corp. Ltd. - Sponsored ADR Preferred                                     2,120,802
                                                                                              --------------------

                          TOTAL PREFERRED STOCKS (COST $1,930,826)                                      2,120,802
                                                                                              ====================

     NUMBER OF
     CONTRACTS
                  CALL OPTIONS - 1.70%
                     AIRLINES - .24%
            176           UAL Corp., 01/17/98, $80.00                                                     257,400
                                                                                              --------------------

                     BANKING - REGIONAL - .39%
             24           Wells Fargo & Co., 01/17/98, $250.00                                            215,100
             24           Wells Fargo & Co., 01/17/98, $260.00                                            193,200
                                                                                              --------------------
                                                                                                          408,300
                                                                                              --------------------

                     BROADCASTING SERVICE/PROGRAMMING - .04%
             44           Grupo Televisa S.A.- Sponsored GDR, 01/17/98, $30.00                             37,950
                                                                                              --------------------


The accompanying notes are an integral part of these financial statements.

TROON PARTNERS, L.P.

--------------------------------------------------------------------------------

                                                                                               December 31, 1997
     NUMBER OF                                                                                    MARKET VALUE
     CONTRACTS


                 CALL OPTIONS - (CONTINUED)
                    CABLE TV - .28%
           176           HSN, Inc., 01/17/98, $35.00                                                   $ 297,000
                                                                                             --------------------

                    COMMERCIAL SERVICES - .12%
            88           Cendant Corp., 01/17/98, $20.00                                                 124,300
                                                                                             --------------------

                    COMPUTER SOFTWARE - .09%
            45           Microsoft Corp., 01/17/98, $110.00                                               97,875
                                                                                             --------------------

                    FINANCE - CREDIT CARDS - .03%
            39           American Express Co., 01/17/98, $80.00                                           35,588
                                                                                             --------------------

                    MEDICAL - DRUGS - .16%
            96           Pfizer, Inc., 01/17/98, $60.00                                                  142,800
            24           Pfizer, Inc., 01/17/98, $65.00                                                   24,000
                                                                                             --------------------
                                                                                                         166,800
                                                                                             --------------------

                    REAL ESTATE INVESTMENT TRUST - HOTEL/RESTAURANT - .25%
            88           Starwood Lodging Trust, 01/17/98, $50.00                                         69,300
           154           Starwood Lodging Trust, 02/21/98, $45.00                                        196,350
                                                                                             --------------------
                                                                                                         265,650
                                                                                             --------------------

                    RETAIL - RESTAURANTS - .10%
           132           McDonald's Corp., 01/17/98, $40.00                                              102,300
                                                                                             --------------------

                         TOTAL CALL OPTIONS (COST $1,311,665)                                          1,793,163
                                                                                             ====================


                 PUT OPTIONS - .26%
                    ATHLETIC FOOTWEAR - .05%
            88           Nike, Inc., 01/17/98, $45.00                                                     50,600
                                                                                             --------------------



The accompanying notes are an integral part of these financial statements.

TROON PARTNERS, L.P.

--------------------------------------------------------------------------------

                                                                                                December 31, 1997
    NUMBER OF                                                                                     MARKET VALUE
    CONTRACTS
                  PUT OPTIONS - (CONTINUED)
                     COMPUTER SOFTWARE - .02%

             18           Avant! Corp., 01/17/98, $25.00                                                 $ 15,300
                                                                                              --------------------

                     ELECTRONIC COMPONENTS - SEMICONDUCTORS - .02%
             44           Intel Corp., 01/17/98, $75.00                                                    24,750
                                                                                              --------------------

                     OIL COMPANIES - INTEGRATED - .02%
             44           Texaco, Inc., 01/17/98, $60.00                                                   23,650
                                                                                              --------------------

                     OIL & GAS DRILLING - .03%
             44           Diamond Offshore Drilling, Inc., 01/17/98, $50.00                                12,377
             44           Rowan Companies, Inc., 01/17/98, $35.00                                          20,350
                                                                                              --------------------
                                                                                                           32,727
                                                                                              --------------------

                     STOCK INDEX - .12%
            374           S&P 100 Index, 01/17/98, $440.00                                                121,550
                                                                                              --------------------

                          TOTAL PUT OPTIONS (COST $566,887)                                               268,577
                                                                                              ====================


                          TOTAL INVESTMENTS (COST $80,394,542) - 103.01%                              108,573,401
                                                                                              ====================

                          OTHER ASSETS, LESS LIABILITIES - (3.01%)                                     (3,174,540)
                                                                                              --------------------

                          NET ASSETS - 100.00%                                                      $ 105,398,861
                                                                                              ====================



(a) Partially held in a pledged account by the Custodian as collateral for borrowings.
*   Non-income Producing Security

   The accompanying notes are an integral part of these financial statements.